UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 21, 2017

LIFEWAY FOODS, INC.

(Exact name of registrant as specified in its charter)

ILLINOIS	000-17363	36-3442829
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6431 Oakton St. Morton Grove, IL		60053
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (847) 967-1010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On April 21, 2017, Lifeway Foods, Inc. (the “Company”) entered into three (3) separate employment agreements (each an “Employment Agreement” and collectively, the “Employment Agreements”) with Mr. Douglas A. Hass (“Hass”), Ms. Jennifer Reilly (“Reilly”), and Mr. John Waldron (“Waldron”).

Hass Employment Agreement

On April 21, 2017, the Company entered into an employment agreement with Douglas A. Hass to continue his employment as the Company’s General Counsel (the “Hass Employment Agreement”), the term of which is effective as of January 1, 2017 and expires on December 31, 2017. The Hass Employment Agreement automatically renews on January 1 of each year, and renews automatically for successive terms of one year, unless pursuant to the Agreement it is terminated earlier or the Compensation Committee gives timely notice of non-renewal. Mr. Hass’s base salary for 2017 is $345,000, and is subject to annual review by the Compensation Committee. Pursuant to the Agreement, Mr. Hass is also eligible for certain cash, equity, and other incentive awards, in the sole discretion of the Board, based on the satisfaction of certain pre-established performance goals established by the Compensation Committee. For 2017, the Compensation Committee has set bonus targets in compliance with its Omnibus Plan and applicable IRS regulations governing performance-based compensation. Mr. Hass is subject to covenants not to compete and not to solicit the Company customers, contractors, suppliers, or employees during his employment and for a period of 18 months following his termination for any reason. The Company will not unreasonably withhold its consent to competitive employment during the 18-month period if Mr. Hass satisfies certain obligations regarding his future employment. The Company may terminate Mr. Hass’s employment for any lawful reason, with or without Cause, and Mr. Hass may resign for or without Good Reason (each as defined in the Hass Employment Agreement). This Agreement supersedes the employment agreement previously entered into between the Company and Mr. Hass on March 5, 2016.

Reilly Employment Agreement

On April 21, 2017, the Company entered into an employment agreement with Jennifer Reilly to continue her employment as the Company’s Senior Executive Vice President, Sales (the “Reilly Employment Agreement”), the term of which is effective as of January 1, 2017 and expires on December 31, 2017. The Reilly Employment Agreement automatically renews on January 1 of each year, and renews automatically for successive terms of one year, unless pursuant to the Agreement it is terminated earlier or the Compensation Committee gives timely notice of non-renewal. Ms. Reilly’s base salary for 2017 is $315,000, and is subject to annual review by the Compensation Committee. Pursuant to the Agreement, Ms. Reilly is also eligible for certain cash, equity, and other incentive awards, in the sole discretion of the Board, based on the satisfaction of certain pre-established performance goals established by the Compensation Committee. For 2017, the Compensation Committee has set bonus targets in compliance with its Omnibus Plan and applicable IRS regulations governing performance-based compensation. Ms. Reilly is subject to covenants not to compete and not to solicit the Company customers, contractors, suppliers, or employees during her employment and for a period of 18 months following her termination for any reason. The Company will not unreasonably withhold its consent to competitive employment during the 18-month period if Ms. Reilly satisfies certain obligations regarding her future employment. The Company may terminate Ms. Reilly’s employment for any lawful reason, with or without Cause, and Ms. Reilly may resign for or without Good Reason (each as defined in the Reilly Employment Agreement).

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Waldron Employment Agreement

On April 21, 2017, the Company entered into an employment agreement with John Waldron to continue his employment as the Company’s Chief Financial and Accounting Officer (the “Waldron Employment Agreement”), the term of which is effective as of January 1, 2017 and expires on December 31, 2017. The Waldron Employment Agreement automatically renews on January 1 of each year, and renews automatically for successive terms of one year, unless pursuant to the Agreement it is terminated earlier or the Compensation Committee gives timely notice of non-renewal. Mr. Waldron’s base salary for 2017 is $400,000, and is subject to annual review by the Compensation Committee. Pursuant to the Agreement, Mr. Waldron is also eligible for certain cash, equity, and other incentive awards, in the sole discretion of the Board, based on the satisfaction of certain pre-established performance goals established by the Compensation Committee. For 2017, the Compensation Committee has set bonus targets in compliance with its Omnibus Plan and applicable IRS regulations governing performance-based compensation. Mr. Waldron is subject to covenants not to compete and not to solicit the Company customers, contractors, suppliers, or employees during his employment and for a period of 18 months following his termination for any reason. The Company will not unreasonably withhold its consent to competitive employment during the 18-month period if Mr. Waldron satisfies certain obligations regarding his future employment. The Company may terminate Mr. Waldron’s employment for any lawful reason, with or without Cause, and Mr. Waldron may resign for or without Good Reason (each as defined in the Waldron Employment Agreement). This Agreement supersedes the employment agreement previously entered into between the Company and Mr. Waldron on July 20, 2015.

Employment Agreements’ summary of payments and benefits due after termination of employment

Pursuant to each of their respective Employment Agreements, Mr. Hass, Ms. Reilly, and Mr. Waldron, upon Non-Renewal, termination without Cause, or by their resignation with Good Reason (as defined in the respective Employment Agreements), will be entitled to certain payments and benefits shown in the tables below. Receipt of any severance amounts under the respective Employment Agreements is conditioned on execution of an enforceable general release of claims in a form satisfactory to the Company.

	Non-Renewal	Termination without Cause or Resignation for Good Reason	Termination for Cause or Resignation Without Good Reason
Base Salary	3 months after termination date	The remainder of the term or 6 months, whichever is greater	Through termination date
Bonus Payments	Greater of (i) bonus for fiscal year of termination date (ii) bonus paid for fiscal year prior to termination date	Greater of (i) bonus for fiscal year of termination date (ii) bonus paid for fiscal year prior to termination date	None
Outstanding Equity Awards	Vested but unsettled outstanding equity awards	Accelerated vesting of all outstanding equity awards	Vested but unsettled outstanding equity awards
Health Insurance	None	Company-paid COBRA premiums through the earliest of (i) six calendar months after termination date, (ii) the date executive becomes eligible for group health insurance through another employer, or (iii) the date executive ceases to be eligible for COBRA coverage	None
Financial Services or Transition-Related	None	$10,000	None

The foregoing references to and descriptions of each of the Employment Agreements in this Current Report do not purport to be complete and are qualified in their entirety by reference to the full texts of the Employment Agreements, which are attached hereto as Exhibits 10.1 through 10.3, and incorporated herein by reference.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Bylaws were approved and adopted by the Company’s board of directors on April 24, 2017, to be effective immediately.

A copy of the Company’s Amended and Restated Bylaws is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

EXHIBITS

3.1	Amended and Restated Bylaws.

10.1	Employment Agreement dated April 21, 2017 with Douglas A. Hass.

10.2	Employment Agreement dated April 21, 2017 with Jennifer Reilly.

10.3	Employment Agreement dated April 21, 2017 with John Waldron.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     April 26, 2017

LIFEWAY FOODS, INC.

By:	/s/ Douglas A. Hass
Name: Douglas A. Hass Title: General Counsel and Assistant Corporate Secretary

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